SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2006

SCPIE HOLDINGS INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE	1-12449	95-4557980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1888 Century Park East

Los Angeles, California 90067

(Address of Principal Executive Offices)

(310) 551-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 20.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement

Indemnification Agreement with Marshall S. Geller

On June 22, 2006, SCPIE Holdings Inc. (the “Company”) entered into an Indemnification Agreement (the “Indemnification Agreement”) with Marshall S. Geller who was appointed as a director of the Company on that date. In general, under the Indemnification Agreement the Company indemnifies Mr. Geller for expenses associated with his services as director for the Company in connection with any proceeding, subject to certain exceptions. A copy of the Indemnification Agreement is filed herewith as exhibit 10.1 and is incorporated herein by reference.

Third Amendment to The 2003 Amended and Restated Equity Participation Plan

On June 22, 2006, the Company’s board of directors adopted the Third Amendment (the “Third Amendment”) to The 2003 Amended and Restated Equity Participation Plan of the Company (as amended, the “Equity Participation Plan”). The Third Amendment eliminates (effective beginning with the 2006 annual meeting of stockholders) the provision of the Equity Participation Plan under which each independent director of the Company was granted an option to purchase 5,000 shares of the Company’s common stock at the fair market value of such grant on the date of each annual meeting of stockholders. A copy of the Third Amendment is filed herewith as exhibit 10.2 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of Marshall S. Geller to Board of Directors

As previously reported in the current report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 24, 2006, which is incorporated herein by reference, Charles B. McElwee, M.D. announced his resignation from the board of directors of the Company, effective June 22, 2006. On June 22, 2006, the board of directors appointed Marshall S. Geller to serve as a member of the Company’s board of directors for the remainder of Dr. McElwee’s term expiring at the Company’s 2008 annual meeting of stockholders. A copy of the Company’s press release regarding this event is filed herewith as exhibit 99.1 and is incorporated herein by reference.

Resignation of Louis H. Masotti, Ph.D. from Board of Directors

On June 25, 2006, Louis H. Masotti, Ph.D. notified the Company of his resignation from the board of directors of the Company, effective as of that date. As previously reported, Dr. Masotti informed the Company that he would not seek re-election to the board at the Company’s 2006 annual meeting of stockholders, which was held on June 22, 2006. The Company will announce the results of the election of directors for the 2006 annual meeting of stockholders, including Dr. Masotti’s successor, after the final tabulation of votes is completed.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.18 to Amendment No. 1 to the Company’s Registration Statement on Form S-1, filed on August 8, 1996).

10.2	Form of Third Amendment to The 2003 Amended and Restated Equity Participation Plan of SCPIE Holdings Inc.

99.1	Press Release, dated June 23, 2006, issued by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 27, 2006	SCPIE HOLDINGS INC.

	By:	/s/ Donald P. Newell
	Name:	Donald P. Newell
	Its:	Senior Vice President

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